UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported): April 18, 2013

OWENS MORTGAGE INVESTMENT FUND, A California Limited Partnership

(Exact Name of Registrant as Specified in Charter)

California	000-17248	68-0023931

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 18, 2013, Owens Mortgage Investment Fund, a California Limited Partnership, sent a letter to its limited partners announcing the results of the special meeting of limited partners held on April 16, 2013. The full text of letter is furnished as Exhibit 99.1 to this report.

The information furnished in Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Letter dated April 18, 2013

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

By: Owens Financial Group, Inc., General Partner

Dated:      April 18, 2013                                                      By: /s/ William C. Owens
William C. Owens, President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter dated April 18, 2013